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                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

 FILED BY THE REGISTRANT /X/    FILED BY A PARTY OTHER THAN THE REGISTRANT / /

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Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                             ANALOG DEVICES, INC.
               (Name of Registrant as Specified in Its Charter)

                             ANALOG DEVICES, INC.
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a) (2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

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FIDELITY INSTITUTIONAL
RETIREMENT SERVICES COMPANY
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A division of Fidelity Investments Institutional Services Company, Inc.

                                                           82 Devonshire Street
                                                           Boston, MA 02109-3614


                          THE INVESTMENT PARTNERSHIP
                           OF ANALOG DEVICES, INC.

                          NOTICE TO BENEFICIARIES OF
              THE INVESTMENT PARTNERSHIP OF ANALOG DEVICES, INC.
       OF THE 1995 ANNUAL MEETING OF ANALOG DEVICES, INC. STOCKHOLDERS

        The Investment Partnership (TIP) (the "Plan") of Analog Devices, Inc. (the "Company") provides, in part, that Fidelity Management Trust Company, the Trustee under the Plan (the "Trustee"), shall obey the directions, if any, of the beneficiaries of the Plan with respect to any voting rights pertaining to their respective interests in shares of the Company's Common Stock held in the Analog Devices Stock Fund of the Plan.

        The Annual Meeting of Stockholders will be held on Tuesday, March 14, 1995, at 10:00 a.m. (Eastern Standard Time) at the World Trade Center Boston, Commonwealth Pier, Boston, Massachusetts, for the following purposes:

        1. To elect two members of the Board of Directors to serve as Class II Directors for a term of three years;

        2. To approve an amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock from 150,000,000 to 300,000,000 shares;

        3.      To approve the Company's 1994 Director Option Plan;

        4. To ratify the selection of Ernst & Young as the Company's independent auditors; and

        5. To transact such other business as may properly come before the meeting or any adjornment or adjornments of the meeting.

        The enclosed Proxy Statement describes the matters to be acted upon at the meeting and contains information required to be disclosed in connection with the solicitation of proxies for the meeting. The enclosed proxy card identifies, in addition to any shares you may own of record in your own name, the number of shares of the Company's Common Stock in the Analog Devices Stock Fund that you may direct the Trustee to vote on your behalf. The proxy card should be signed and returned in the enclosed envelope to The First National Bank of Boston (the "Bank"). The Bank will notify the Trustee of the manner in which you have voted your shares on the proxy card. The Trustee will vote the shares held in the Analog Devices Stock Fund in your account within the Plan in the manner directed on the proxy card. If the Bank does not receive a signed proxy card from you by 5:00 p.m. Eastern Standard Time on March 8, 1995, there is no assurance that the Trustee will be able to follow your instructions. If you fail to timely submit your proxy card to the Bank, the Trustee will vote your shares of Common Stock held in the Analog Devices Stock Fund of the Plan in the same manner, proportionally, as it votes the other shares of Common Stock for which proper and timely voting instructions of other Plan participants have been received by the Trustee. With respect to any other business which may be properly brought before the meeting that was not specified in the Proxy Statement, the Trustee or its proxy may vote on such matters as it deems advisable in its discretion.

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        In order for the Trustee to compute and tabulate participants'
instructions prior to the meeting and thus to insure that your shares of Common Stock will be voted pursuant to your instructions, you must complete, sign, date and return the accompanying proxy card, using the enclosed envelope, to the Bank no later than March 8, 1995. While the Trustee will attempt to honor instructions on proxy cards received by the Bank after March 8, 1995, and prior to the date of the Annual Meeting, there can be no assurance that such shares will be voted according to your instructions. Accordingly, if you do not return your proxy card at all or if your proxy card is received too late for the necessary procedures to be followed, your shares of Common Stock held in the Analog Devices Stock Fund of the Plan will be voted for you in the manner described above. You cannot vote your shares of Common Stock beneficially owned in the Plan in person at the Annual Meeting of Stockholders. You may, however, vote in person any shares of Common Stock you own of record in your name.

        The Board of Directors of the Company believes it is important that employee-stockholders and Beneficiaries of the Plan feel free to express their opinions on matters to be acted upon by the stockholders independently from any connection with their employment status. The Board of Directors and the Trustee will not attempt to discover the manner in which any individual employee-stockholder has voted or in which any individual beneficiary of the Plan has instructed the Trustee to vote. Individual proxy cards received by the Bank and the Trustee will be held in complete confidence and will be used only for the purposes of determining how your shares of Common Stock will be voted.

        The Trustee has been advised by the Company that all Beneficiaries of the Plan should have received a copy of the Company's Annual Report prior to the receipt of this notice. If, for any reason, you have not received an Annual Report or if you wish to have an additional copy, please write, call (617-329-4700) or visit Analog Devices, Inc.'s office at One Technology Way, P.O. Box 9106, Norwood, Massachusetts 02062-9106, and a copy will be provided to you free of charge.

        The number of shares indicated on the enclosed proxy card (if you own shares in your own name, the Plan shares will be identified separately) is that represented by your interest in the Analog Devices Stock Fund of the Plan as of January 27, 1995. If you have any questions about the manner in which this number was computed or about any other matter in this notice, please contact Kathleen Pittman, Benefits Manager of Analog Devices, Inc. Please be advised that the Trustee cannot undertake to advise you concerning your decision. If you have any procedural questions or need a new proxy card, please contact Kathleen Pittman, Benefits Manager of Analog Devices, Inc.

        All Beneficiaries of the Plan are extended a cordial invitation to attend this meeting.

                                By:     Fidelity Management Trust Company
                                        Trustee for The Analog Devices, Inc.
                                        Investment Partnership



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